SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
SUBSEQEUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
29.	SUBSEQUENT EVENTS

Subsequent to December 31, 2012, the Group obtained additional short-term and long-term bank borrowings (Note 17).

On January 29, 2013, the Group issued unsecured six-year bonds with an aggregate principal amount of RMB800 million which bears a fixed annual interest rate of 8.99% and will mature on January 29, 2019. At the end of the third year in the life of the bonds, the Group has the option to raise the interest rate by up to 100 basis points, and the bondholders will have the right to require the Company to repurchase all or part of their bonds, at such time. The proceeds from the issuance of the bonds were originally intended to be used for capital expenditure of solar cell and modules facility. The Group has changed the purpose of use of proceeds to develop solar power plant plants with RMB 640 million and for working capital purpose of RMB 160 million prior to the required approval by the bond holders as well as filing with the relevant government authority. A bond holders meeting held on April 25, 2013 approved the change of the usage and as of the date of report, the Group is in the process of the filing with relevant government authority.

On March19, 2013, the Group entered into loan facilities for an aggregate principal amount of RMB360 million and a term of 15 years with China Development Bank. The Company will use the financing to develop its domestic solar power plant projects.